Exhibit 10.4

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of February 14, 2007 (this “Amendment”), by and between AMC Entertainment Inc., a Delaware corporation (the “Company”), and Citicorp North America, Inc., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Company and the Administrative Agent are parties to that certain Credit Agreement, dated as of January 26, 2006 (as amended, restated, modified or otherwise supplemented, the “Credit Agreement”), among the Company, Grupo Cinemex, S.A. de C.V., a corporation organized under the laws of Mexico, Cadena Mexicana de Exhibición, S.A. de C.V., a corporation organized under the laws of Mexico, the Lenders and Issuers party thereto, the Administrative Agent and Banco Nacional de Mexico, S.A., Integrante del Grupo Financiero Banamex, as Mexican Facility Agent; and

WHEREAS, subject to the terms and conditions set forth herein, the Company has requested certain amendments to the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

1.             Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.             Amendments. Effective as of the Effective Date (as defined below) and subject to the terms and conditions set forth herein, the Credit Agreement shall be amended as follows:

(a)           By deleting the definition of “Available Amount” in Section 1.1 of the Credit Agreement in its entirety and inserting in lieu thereof the following:

““Available Amount” means, with respect to any Person, at any time, an amount equal to the amount of “Restricted Payments” (as defined in the New Subordinated Note Indenture) the Company would be permitted to make under Section 4.06(a)(C)(1), (2) and (3) of the New Subordinated Note Indenture, such covenant contained in the New Subordinated Note Indenture and all other terms of the New Subordinated Note Indenture to which reference is made in such section, together with all related definitions and ancillary provisions, being hereby incorporated into this Agreement by this reference as though specifically set forth in this definition; provided, however, that for purposes of this Agreement, (a) with respect to Section 4.06(a)(C)(1) of the New Subordinated Note Indenture, the “Restricted Payments Computation Period” (as defined in the New Subordinated Note Indenture) shall be deemed to have commenced on April 1, 2007, (b) with respect to Section 4.06(a)(C)(2) of the New Subordinated Note Indenture, the aggregate net proceeds received by the Company shall be calculated commencing April 1, 2007 and shall exclude any net proceeds received in connection with the Merger, (c) with respect to Section 4.06(a)(C)(3) of the New Subordinated Note Indenture, the aggregate net proceeds received by the Company shall be calculated commencing April 1, 2007 and (d) any defined terms used in the New Subordinated Note Indenture that have equivalent meanings in this Agreement or any other Loan Document shall have such meaning so that the covenant made to the Trustee (as defined in the New Subordinated Note Indenture) for the benefit of the Holders (as defined in the New Subordinated Note Indenture) set forth in Section 4.06(a)(C)(1), (2) and (3) of the New Subordinated Note

Indenture runs to the benefit of the Lenders under this Agreement; provided, further, that when used in this definition, the defined term “New Subordinated Note Indenture” means the New Subordinated Note Indenture, as in effect on the Closing Date and without giving effect to any amendments, waivers or modifications thereto, or any termination, repayment, defeasance, redemption, repurchase, or expiration thereof, in each case unless separately expressly consented to in accordance with Section 11.1 (Amendments, Waivers, Etc.).”

(b)           By deleting Section 8.5(h) of the Credit Agreement in its entirety and inserting in lieu thereof the following:

“(h)         Restricted Payments not otherwise permitted under this Section 8.5; provided, however, that the aggregate amount of all such Restricted Payments, together with the aggregate amount of all Investments made under Section 8.3(k), shall not exceed (i) $200,000,000 plus (ii) the Available Amount plus (iii) any redemption, prepayment, defeasance, repurchase or other satisfaction prior to the scheduled maturity of any subordinated Indebtedness of the Company or any of its Subsidiaries in an aggregate principal amount of up to $600,000,000 to the extent the Company has redeemed, prepaid, defeased, repurchased or otherwise satisfied, as applicable, such Indebtedness pursuant to the terms thereof on or prior to April 30, 2007;”

3.             Waiver. During the period from February 12, 2007 to and including February 20, 2007 (the “Waiver Period”), the Requisite Lenders hereby waive any Default or Event of Default arising as a result of the Company’s failure to deliver to the Administrative Agent financial statements for the Fiscal Quarter ending December 28, 2006 within 45 days after the end of such Fiscal Quarter in accordance with Section 6.1(a) of the Credit Agreement and the related Compliance Certificate in accordance with Section 6.1(c) of the Credit Agreement (collectively, the “Existing Default”); provided, however, that upon the occurrence of any Default or Event of Default other than the Existing Default, the Waiver Period shall automatically and immediately terminate.

4.             Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date the following conditions precedent have been satisfied (the “Effective Date”):

(a)           the Administrative Agent shall have received (i) this Amendment, duly executed and delivered by the Company and the Administrative Agent, (ii) the Affirmation of Guarantors, in the form attached hereto as Annex A, duly executed and delivered by each of the Guarantors, and (iii) Lender Consents, in the form attached hereto as Annex B (the “Lender Consents”), duly executed by the Lenders constituting the Requisite Lenders;

(b)           the Administrative Agent shall have received all fees and accrued expenses of the Administrative Agent required to be paid by the Company, including, without limitation, those set forth under Section 7 below;

(c)           after giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

(d)           after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof.

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5.             Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Lenders, on and as of the date hereof, that:

(a)           (i) The Company has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by the Company and (iii) this Amendment is the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(b)           After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

(c)           After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

6.             Continuing Effect. Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect and the Company and the other Loan Parties shall continue to be bound by all of such terms and provisions. This Amendment is limited as specified herein and shall not constitute an amendment or waiver of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend or waive, any other provisions of the Credit Agreement or the other Loan Documents for any other date or purpose.

7.             Fees and Expenses.

(a)           As consideration for the execution of this Amendment, the Company agrees to pay to the Administrative Agent for the account of each Lender from which the Administrative Agent shall have received (by facsimile or otherwise) an executed Lender Consent on or prior to 12:00 noon (New York time) on February 14, 2007 an amendment fee equal to 0.05% of the sum of (i) such Lender’s Revolving Credit Commitment then in effect and (ii) the principal amount of such Lender’s Term Loans then outstanding.

(b)           The Company agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, and all other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent.

8.             Choice of Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

9.             Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.

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10.           Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11.           Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12.           Loan Document. This Amendment is a Loan Document.

13.           Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT AND ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

AMC ENTERTAINMENT INC.

By:	/s/ CRAIG R. RAMSEY
Name: Craig R. Ramsey
Title: Executive Vice President & CFO

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CITICORP NORTH AMERICA, INC., as Administrative Agent

By:	/s/ CARL CHO
Name: Carl Cho
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1]

ANNEX A

AFFIRMATION OF GUARANTORS

Each Guarantor hereby consents to the Amendment No. 1 (the “Amendment”) to which this Affirmation of Guarantors is attached and agrees that the terms thereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified by the Amendment) to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

Consented to and agreed as of

the date of the Amendment:

EACH GUARANTOR LISTED ON SCHEDULE I HERETO

By:	/s/ CRAIG R. RAMSEY
Name: Craig R. Ramsey
Title: Executive Vice President & CFO

DOWNTOWN BOSTON CINEMAS, LLC

LOEWS NORTH VERSAILLES CINEMAS, LLC

LOEWS PLAINVILLE CINEMAS, LLC

METHUEN CINEMAS, LLC

OHIO CINEMAS, LLC

RICHMOND MALL CINEMAS, LLC

SPRINGFIELD CINEMAS, LLC

WATERFRONT CINEMAS, LLC

By: Plitt Theatres, Inc., the Sole Member

By:	/s/ CRAIG R. RAMSEY
Name: Craig R. Ramsey
Title: Executive Vice President & CFO

GATEWAY CINEMAS, LLC

LEWISVILLE CINEMAS, LLC

LOEWS GARDEN STATE CINEMAS, LLC

By: RKO Century Warner Theatres, Inc., the Sole Member

By:	/s/ CRAIG R. RAMSEY
Name: Craig R. Ramsey
Title: Executive Vice President & CFO

LOEWS CINEPLEX U.S. CALLCO, LLC

By: Loews Cineplex Theatres, Inc., the Sole Member

By:	/s/ CRAIG R. RAMSEY
Name: Craig R. Ramsey
Title: Executive Vice President & CFO

LOEKS-STAR PARTNERS

By: Star Theatres of Michigan, Inc., a General Partner

By:	/s/ CRAIG R. RAMSEY
Name: Craig R. Ramsey
Title: Executive Vice President & CFO

SCHEDULE I

AMC CARD PROCESSING SERVICES, INC.

AMC ENTERTAINMENT INTERNATIONAL, INC.

AMC REALTY, INC.

AMERICAN MULTI -CINEMA, INC.

CENTERTAINMENT, INC.

CLUB CINEMA OF MAZZA, INC.

GCT PACIFIC BEVERAGE SERVICES, INC.

NATIONAL CINEMA NETWORK, INC.

PREMIUM CINEMA OF YORKTOWN, INC.

PREMIUM THEATER OF FRAMINGHAM, INC.

PREMIUM THEATRE OF MAYFAIR, INC.

BRICK PLAZA CINEMAS, INC.

CRESCENT ADVERTISING CORPORATION

ETON AMUSEMENT CORPORATION

FALL RIVER CINEMA, INC.

FARMERS CINEMAS, INC.

FORTY-SECOND STREET CINEMAS, INC.

FOUNTAIN CINEMAS, INC.

JERSEY GARDEN CINEMAS, INC.

KIPS BAY CINEMAS, INC.

LANCE THEATRE CORPORATION

LCE ACQUISITIONSUB, INC.

LCE MEXICAN HOLDINGS, INC.

LIBERTY TREE CINEMA CORP.

LOEKS ACQUISITION CORP.

LOEWS AKRON CINEMAS, INC.

LOEWS ARLINGTON CINEMAS, INC.

LOEWS ARLINGTON WEST CINEMAS, INC.

LOEWS BALTIMORE CINEMAS, INC.

LOEWS BEREA CINEMAS, INC.

LOEWS BRISTOL CINEMAS, INC.

LOEW’S CALIFORNIA THEATRES, INC.

LOEWS CENTERPARK CINEMAS, INC.

LOEWS CENTURY MALL CINEMAS, INC.

LOEWS CHERI CINEMAS, INC.

LOEWS CHERRY TREE MALL CINEMAS, INC.

LOEWS CHICAGO CINEMAS, INC.

LOEWS CINEPLEX ENTERTAINMENT GIFT CARD CORPORATION

LOEWS CINEPLEX INTERNATIONAL HOLDINGS, INC.

LOEWS CINEPLEX THEATRES HOLDCO, INC.

LOEWS CITYWALK THEATRE CORPORATION

LOEWS CONNECTICUT CINEMAS, INC.

LOEWS DEAUVILLE NORTH CINEMAS, INC.

LOEWS EAST HANOVER CINEMAS, INC.

LOEWS FORT WORTH CINEMAS, INC.

LOEWS FREEHOLD MALL CINEMAS, INC.

LOEWS FRESH POND CINEMAS, INC.

LOEWS GREENWOOD CINEMAS, INC.

LOEWS HOUSTON CINEMAS, INC.

LOEWS LAFAYETTE CINEMAS, INC.

LOEWS LINCOLN PLAZA CINEMAS, INC.

LOEWS MEADOWLAND CINEMAS 8, INC.

LOEWS MEADOWLAND CINEMAS, INC.

LOEWS MERRILLVILLE CINEMAS, INC.

LOEWS MONTGOMERY CINEMAS, INC.

LOEWS MOUNTAINSIDE CINEMAS, INC.

LOEWS NEW JERSEY CINEMAS, INC.

LOEWS NEWARK CINEMAS, INC.

LOEWS PENTAGON CITY CINEMAS, INC.

LOEWS RICHMOND MALL CINEMAS, INC.

LOEWS RIDGEFIELD PARK CINEMAS, INC.

LOEWS THEATRE MANAGEMENT CORP.

LOEWS THEATRES CLEARING CORP.

LOEWS TOMS RIVER CINEMAS, INC.

LOEWS USA CINEMAS INC.

LOEWS VESTAL CINEMAS, INC.

LOEWS WASHINGTON CINEMAS, INC.

LOEWS WEST LONG BRANCH CINEMAS, INC.

LOEWS-HARTZ MUSIC MAKERS THEATRES, INC.

LTM TURKISH HOLDINGS, INC.

MID-STATES THEATRES, INC.

MUSIC MAKERS THEATRES, INC.

NEW BRUNSWICK CINEMAS, INC.

NICKELODEON BOSTON, INC.

PARKCHESTER AMUSEMENT CORPORATION

PARSIPPANY THEATRE CORP.

PLITT SOUTHERN THEATRES, INC.

PLITT THEATRES, INC.

RED BANK THEATRE CORPORATION

RKO CENTURY WARNER THEATRES, INC.

S & J THEATRES INC.

SACK THEATRES, INC.

SOUTH HOLLAND CINEMAS, INC.

STAR THEATRES OF MICHIGAN, INC.

STAR THEATRES, INC.

STROUD MALL CINEMAS, INC.

TALENT BOOKING AGENCY, INC.

THE WALTER READE ORGANIZATION, INC.

THEATRE HOLDINGS, INC.

U.S.A. CINEMAS, INC.

WEBSTER CHICAGO CINEMAS, INC.

WHITE MARSH CINEMAS, INC.

ANNEX B

LENDER CONSENT

Reference is made to the Credit Agreement, dated as of January 26, 2006 (as amended, restated, modified or otherwise supplemented, the “Credit Agreement”), among AMC Entertainment Inc., a Delaware corporation (the “Company”), Grupo Cinemex, S.A. de C.V., a corporation organized under the laws of Mexico, Cadena Mexicana de Exhibición, S.A. de C.V., a corporation organized under the laws of Mexico, the Lenders and Issuers party thereto, Citicorp North America, Inc., as Administrative Agent (in such capacity, the “Administrative Agent”), and Banco Nacional de Mexico, S.A., Integrante del Grupo Financiero Banamex, as Mexican Facility Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

The Company has requested that the Lenders consent to the amendment of the Credit Agreement on the terms and subject to the conditions described in the Amendment No. 1 (the “Amendment”) to which this Lender Consent is attached.

Pursuant to Section 11.1(a) (Amendments, Waivers, Etc.) of the Credit Agreement, the undersigned Lender hereby consents to the Amendment and authorizes the Administrative Agent to execute the Amendment on its behalf.

Consented to and agreed as of

the date of the Amendment:

[NAME OF LENDER]

By:
Name:
Title: